MERLIN SOFTWARE TECHNOLOGIES INC. ("MERLIN")
                               RESELLER AGREEMENT
The  Parties  noted  below  agree  as  follows:
1.     For  the  purpose  of  this  Agreement:
"Effective  Date"  means  the  date  specified  below:

"Software" means the computer software programs, in object code form only, stored on some medium and associated user manuals and other documentation ("Related Documentation") included in the sealed package, developed by MERLIN and marketed under the trade-mark PerfectBACKUP+.

"Shrink Wrap License" means a document included in the sealed package on delivery of the Software authorizing an end user to use the Software and Related Documentation.

"Territory" means worldwide with the exception of Direct Sales in the U.K. and Southern Ireland.

2. MERLIN hereby grants to RESELLER subject to the terms and conditions contained in this Agreement, including the attached Schedule "A", a non-exclusive, non-transferable right to market, demonstrate, distribute and sell the Software to other distributors, resellers and end user customers in the Territory for use on computers located in the Territory. RESELLER shall order all copies of the Software from MERLIN or a MERLIN Authorized Distributor ("SAD") on terms agreed to between RESELLER and MERLIN or SAD and shall use its best efforts to market, demonstrate and distribute the Software to customers in the Territory.

3. RESELLER acknowledges that the Software contains confidential and proprietary information and trade secrets belonging to MERLIN and its licensors, that title and ownership rights to the Software and the Related Documentation, including all worldwide intellectual property rights, shall remain exclusively with MERLIN and its licensors, and that RESELLER's rights to the Software and the Related Documentation are strictly limited to those specifically granted in this Agreement. Except as expressly permitted herein, RESELLER shall not make any copies of the Software or the Related Documentation without the express written consent of MERLIN.

4. RESELLER shall not make, without the prior written consent of MERLIN, any claim, representation or warranty about MERLIN or the Software other than presenting current information that has been published by MERLIN.

5. On all matters relating to the use of MERLIN's trade name, logo and trade-marks, including without limitation, use in advertising and marketing materials, RESELLER shall obtain prior written approval of MERLIN in order to assure proper use and shall follow all written guidelines provided by MERLIN as to proper use.

6. RESELLER shall alert customers and potential customers to the technical support options which are available from MERLIN, as advised by MERLIN from time to time.

7. RESELLER shall provide MERLIN with a written report on a quarterly basis setting forth: (a) detailed information about each customer that has acquired the Software including company name, address (including e-mail address) and contact name and the quantity of the Software acquired; and (b) three month forecast of expected sales.

8. MERLIN may periodically revise MERLIN's suggested retail price for the Software in which case RESELLER will be given at least thirty (30) days written notice.

9. MERLIN shall supply to RESELLER in a timely and efficient manner all MERLIN promotional material ordered by RESELLER with respect to the Software, subject to MERLIN's then current charges for such materials.

10. MERLIN shall not be required to make training in the marketing, sale, operation or use of the Software available to RESELLER.

11. In order for RESELLER and MERLIN to effectively carry out their respective obligations hereunder, each party may from time to time disclose to the other party confidential information. Confidential information shall be clearly designated in writing as confidential, or if verbally disclosed, identified as being confidential. Without limiting the foregoing, confidential information of MERLIN includes all information about the Software (subject as set out below) and any proposed enhancements, new functions, new versions or other improvements thereto. Confidential information does not include:
(a)     information  generally  available  to  or  known  to  the  public;
(b)     information  previously  known  to  the  recipient;
(c) information independently developed by the recipient without access to the discloser's confidential information; or
(d)     information  lawfully  disclosed  by  a  third  party.

12. Each party acknowledges a relationship of trust and confidence with respect to the confidential information of the other. Each party agrees that it shall not disclose confidential information of the other to any third party without the express written consent of the other party, that it shall not reproduce such confidential information or make use of any such confidential information other than for performance of its obligations under this Agreement, and that it shall use at least the same degree of care to avoid disclosure of such information as it uses with respect to its own confidential information. This obligation shall survive termination of this Agreement and does not supersede or replace any prior non-disclosure covenants in place between the parties.

13. OTHER THAN THE WARRANTY PROVIDED TO THE END USER AS SET FORTH IN MERLIN'S SHRINK WRAP LICENSE, MERLIN DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE, INCLUDING, BUT NOT LIMITED TO, THOSE OF MERCHANTABLE QUALITY, DURABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14. MERLIN shall in no event be liable to RESELLER for any special, indirect, incidental, consequential, punitive or exemplary damages, including loss of profits, loss of data, loss of business, failure to realize anticipated savings and shall not be liable to RESELLER for any legal fees and disbursements incurred by RESELLER, in connection with any claim under this Agreement and/or the Software. MERLIN's total aggregate liability to RESELLER for any and all claims under this Agreement and/or in connection with the Software, including any claim under contract (including fundamental breach), tort (including negligence) or for infringement of intellectual property rights, shall be limited to direct damages and shall not exceed the sum of twenty thousand dollars CDN (CDN $20,000).

15. The term of this Agreement shall commence on the Effective Date and shall continue in force for one (1) year from such date. Thereafter the Agreement shall automatically renew for additional one (1) year periods, provided that during any such renewal period either party may terminate this Agreement for convenience upon giving thirty (30) days' prior written notice to the other. Either party may immediately terminate this Agreement or suspend any rights granted hereunder upon notice to the other in the event that the other party fails to perform any obligation under this Agreement within fifteen (15) days after receiving notice from the terminating party. On expiration or termination, each party shall promptly remit to the other all unpaid monies due under this Agreement and shall return to the other party all confidential information of the other party in its possession or control. This Section 15 and Sections 3, 11, 12, 13, 14, 15 and 16 shall survive the termination of this Agreement.

16. RESELLER is an independent contractor and the parties are not agents or legal representatives of each other and have no power of attorney to represent, act for, bind or commit each other except as described in this Agreement. Neither execution nor performance of this Agreement shall be construed to have established any joint venture or partnership between MERLIN and RESELLER. In the event that any provision of this Agreement shall not be enforceable, the remainder of this Agreement shall remain in full force and effect. This
Agreement is not assignable. This Agreement and any matters relating thereto shall be governed, construed and interpreted in accordance with the laws of the Province of British Columbia, Canada, without regard to its conflicts of laws rules. The provisions of the 1980 U.N. Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. In the event of any dispute hereunder, the parties hereby irrevocably submit to the jurisdiction of the courts of the Province of British Columbia.

17. This Agreement, including the attached Schedule "A", constitutes the full and entire understanding and agreement between RESELLER and MERLIN with respect to the marketing, demonstration and distribution of the Software and supersedes all negotiations, commitments and understandings, both verbal and written, with respect thereto. No modifications, additions, or amendments to the terms of this Agreement shall be effective unless in writing and signed by the duly authorized representatives of RESELLER and MERLIN. RESELLER shall fully comply with the applicable export restriction laws of Canada and the United States in its distribution of the Software as permitted hereunder. All notices required or permitted to be given hereunder shall be given by personal delivery and shall be deemed received at the time of delivery. Time is of the essence in this Agreement. Any waiver by one party of a breach by the other party hereunder shall not operate as a waiver of any subsequent or similar breach.

This Agreement is effective the _______ day of ____________, 200___ (the "Effective Date")

LINUX  PLAZA
(herein  referred  to  as  "RESELLER")
/s/ E.  Lenta
--------------
Signature

Print  Name:  E.  Lenta
-----------------------

Title:    Director
          --------

MERLIN  SOFTWARE  TECHNOLOGIES  INC.
Ste. 420-6450 Roberts Street
Vancouver, B.C.
Canada  V5G  4E1

(herein referred to as "MERLIN")

/s/ S.  Montgomery
-------------------
Signature

Print  Name:   Shelley  Montgomery
----------------------------------

Title:    V.P.  Sales
---------------------

                        MERLIN SOFTWARE TECHNOLOGIES INC.

                       SCHEDULE "A" TO RESELLER AGREEMENT
                      BETWEEN THE PARTIES DATED 28/3, 2000
                                (the "Agreement")

     Until such time as MERLIN has advised RESELLER of the name of a MERLIN Authorized Distributor from which RESELLER can order the Software, RESELLER shall order all copies of the Software from MERLIN by providing MERLIN with an order form referencing this Agreement, requesting a delivery date, stating the ship-to-address and specifying the number of copies required. RESELLER agrees to order a minimum of fourteen copies of the Software per order.

     RESELLER shall pay MERLIN its U.S. list price, currently $89 in U.S. dollars for each copy of the Software ordered for distribution by RESELLER [less a discount of thirty percent (30%).] MERLIN shall give RESELLER an additional discount of ten percent 10% for orders of 50 copies placed within ten (10) days from the signing of this Agreement. MERLIN shall be responsible for all shipping and insurance charges associated with delivery of the Software to RESELLER's address specified on the Agreement and the terms of each sale shall be DDP (Delivered Duty Paid, as that term is defined in the publication "Incoterms 2000" published by the International Chamber of Commerce) RESELLER's address specified on the Agreement. The full responsibility for credit risk of and collections from RESELLER's customers rests with RESELLER. All credits and returns in respect of the Software shall be according to MERLIN's policies then in effect. Unless otherwise agreed by MERLIN, RESELLER shall be responsible all shipping, insurance and related costs for all returns of unsold and old versions of the Software. RESELLER shall pay MERLIN 10% of MERLIN's retail price per copy of the Software returned to MERLIN as a restocking charge if RESELLER wishes to replace older versions of the Software with the then current version.

     All monies are due and payable under this Agreement upon receipt of invoice. RESELLER shall pay interest on accounts overdue by more than thirty
(30) days at a rate of one and one half percent (1.5%) per month (18% per annum) or the maximum legal interest rate, whichever is less. MERLIN reserves the right to require security for payment from RESELLER for any particular or all orders. Title to all copies of the Software included with each order shipped to RESELLER shall remain with MERLIN until payment in full is received by MERLIN for such order. RESELLER hereby grants to MERLIN a purchase money security interest in all copies of the Software delivered to RESELLER and all proceeds thereof, as security for payment. MERLIN is entitled to file, in any jurisdiction where the Software delivered to RESELLER is located, a financing statement in order to perfect its purchase money security interest granted herein. RESELLER acknowledges receipt of a copy of the Agreement and this Addendum and waives its right to receive a copy of any financing statement or financing change statement filed by MERLIN.

     Dated  this  28  day  of  March,  2000.

LINUX  PLAZA
(herein  referred  to  as  "RESELLER")
/s/ E.  Lenta
--------------
Signature

Print  Name:  E.  Lenta
-----------------------

Title:    Director
          --------

MERLIN  SOFTWARE  TECHNOLOGIES  INC.
Ste. 420-6450 Roberts Street
Vancouver, B.C.
Canada  V5G  4E1

(herein referred to as "MERLIN")

/s/ S.  Montgomery
-------------------
Signature

Print  Name:   Shelley  Montgomery
----------------------------------

Title:    V.P.  Sales
---------------------